                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):  DECEMBER 22, 1997



                                 CORTECH, INC.
             (Exact name of registrant as specified in its charter)



                                    DELAWARE
                 (State or other jurisdiction of incorporation)



       0-20726                                            84-0894091
--------------------------                 ------------------------------------
(Commission File No.)                          (IRS Employer Identification No.)


                           6980 N. BROADWAY, SUITE G
                               DENVER, CO  80221
             (Address of principal executive offices and zip code)


      Registrant's telephone number, including area code:  (303) 650-1200
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ITEM 5.          OTHER EVENTS.

         This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements contained herein involve risks and uncertainties, including those relating to the possible inability to complete the merger transaction involving BioStar, Inc., a Delaware corporation ("BioStar"), and Cortech Merger Sub, Inc., a Delaware corporation ("Merger Sub") and a wholly-owned subsidiary of Cortech, Inc. ("Cortech"), as scheduled, if at all, and those associated with the ability of the combined company to achieve the anticipated benefits of the merger. Actual results and developments may differ materially from those described or incorporated by reference in this Report. For more information about Cortech and risks arising when investing in Cortech, investors are directed to Cortech's most recent report on Form 10-K and Form 10-Q as filed with the Securities and Exchange Commission (the "SEC").

         On December 22, 1997, Cortech, Inc. entered into an Agreement and Plan of Merger and Reorganization (the "Reorganization Agreement") among Cortech, Merger Sub and BioStar. The description contained in this Item 5 of the transactions contemplated by the Reorganization Agreement is qualified in its entirety by reference to the full text of the Reorganization Agreement, a copy of which is attached to this Report as Exhibit 2.1.

         The Reorganization Agreement contemplates that Merger Sub would be merged into BioStar (the "Merger"). As a result of the Merger, BioStar would become a wholly-owned subsidiary of Cortech. Under the agreement, Cortech will issue 28,500,000 shares of its Common Stock to BioStar's stockholders in exchange for all equity interests in BioStar. The Merger is intended to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended, and will be accounted for as a purchase. The closing of the Merger, which is subject to approval from the stockholders of Cortech and BioStar and effectiveness of a registration statement with the Securities and Exchange Commission covering the Cortech Common Stock to be issued in the Merger, and other closing conditions, is anticipated to occur in the second quarter of 1998.

         A registration statement relating to the Cortech Common Stock to be issued in connection with the Merger has not yet been filed with the SEC, nor has a proxy statement relating to a vote of Cortech's stockholders on the Merger been filed with the SEC. The Cortech Common Stock may not be offered, nor may offers to acquire such stock be accepted, prior to the time such a registration statement becomes effective. This Report shall not constitute an offer to sell or the solicitation of an offer to buy any Cortech Common Stock or any other security, and shall not constitute the solicitation of any vote with respect to the Merger.
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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)     EXHIBITS


EXHIBIT NO.               DESCRIPTION
-----------               -----------

2.1                       Agreement and Plan of Merger and Reorganization by and among Cortech, Inc., Cortech Merger Sub,
                          Inc. and BioStar, Inc. dated December 22, 1997 (the "Reorganization Agreement").

99.1                      Press Release dated December 22, 1997 relating to the execution of the Reorganization
                          Agreement.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 13, 1998               CORTECH, INC.



                                       By:   /s/ Kenneth R. Lynn
                                             ---------------------------------
                                             Kenneth R. Lynn
                                             President and Chief Executive
                                             Officer
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                               INDEX TO EXHIBITS
                               -----------------

                                                                                      Page number in
                                                                                      sequentially
                                                                                      numbered version
                                                                                      ----------------
EXHIBIT NO.               DESCRIPTION
-----------               -----------
2.1                       Agreement and Plan of Merger and Reorganization                    6
                          by and among Cortech, Inc., Cortech Merger Sub, Inc.
                          and BioStar, Inc. dated December 22, 1997 (the
                          "Reorganization Agreement").

99.1                      Press Release dated December 22, 1997 relating to the             87
                          execution of the Reorganization Agreement.